                                                                   EXHIBIT 10.21

COLLATERAL PLEDGE            CITIZENS NATIONAL BANK
AGREEMENT                                                             NO. 52367


NAME   Bristers' Thunder Kart, Inc.                             DATE   8-13-96
ADDRESS  PO Box 324; Roseland, LA 70456


                     DESCRIPTION OF PROPERTY HEREBY PLEDGED
QUANTITY    (where applicable, give certificate or bond number, par
              value or maturity date, number of shares or amount)

            Blanket assignment of accounts receivable in the name of Sam's
            Club.

The above described property pledged in this agreement shall be used to secure the indebtedness of the undersigned Pledgor (PLEDGOR) and/or the indebtedness of Brister's Thunder Karts, Inc. (DEBTOR)

        Whereas, the above named PLEDGOR and/or the above named DEBTOR are presently indebted unto the Citizens National Bank (BANK) for loans and advances made and credit extended; and desire to carry on a general banking business with BANK, in the course of which PLEDGOR and/or DEBTOR may from time to time apply for additional loans and advances, renewals thereof and the further extension of credit.

        In order to secure the performance of all such obligations to BANK and the payment of all such indebtedness within the limitation of amount hereinafter fixed, whether presently existing or hereafter incurred, whether directly or indirectly, and whether primarily or secondarily, and whether represented by notes, drafts, bills, overdrafts, endorsements, guarantees, or otherwise, and any and all renewals or extensions thereof, together with interest thereon and all costs of collection, including attorney's fees. PLEDGOR does by these presents pledge, hypothecate, and deliver unto BANK the property hereinabove described (the receipt and delivery of which Bank does hereby acknowledge), together with all proceeds, monies, income and benefits attributable or accruing to said property which, PLEDGOR is or may hereafter become entitled to receive on account of said property, whether by stock split, stock dividend, or otherwise, including but not by way of limitation all interest and principal payments, and all dividends and other distribution on or with respect to such property whether payable in cash, stock or other property, and all warrants, subscription and other rights. In addition, in the event PLEDGOR shall receive any stock dividend or stock split on the pledged stock, PLEDGOR will immediately deliver same to BANK and immediately provide BANK with properly executed stock powers for each certificate of stock received. All property herein pledged to BANK is hereinafter sometimes called "COLLATERAL." PLEDGOR hereby authorizes and empowers BANK, at its option, to cause any of the COLLATERAL to be transferred to the name of BANK.

        PLEDGOR further agrees that should any indebtedness secured by this Agreement become due or be declared due in accordance with the provisions hereof, any and all funds deposited to the credit of PLEDGOR in BANK or belonging to PLEDGOR and otherwise in the possession of or under the control of BANK may be immediately applied thereto.

        If at any time the COLLATERAL should be deemed by BANK to be insufficient to secure the payment of the indebtedness then outstanding, PLEDGOR agrees to furnish within twenty-four (24) hours from demand such additional security or make such payment in reduction of the outstanding indebtedness as may be satisfactory to BANK's reasonable requirements. Upon the failure of PLEDGOR to make such satisfactory arrangements, or upon PLEDGOR's or DEBTOR's failure to pay any portion of the indebtedness contracted by PLEDGOR or DEBTOR promptly at the maturity thereof, then at the sole option of BANK the entire indebtedness secured by this Agreement may be declared due and collectible.

        In the case of non-payment of the indebtedness secured by this Agreement or any portion thereof at maturity or when otherwise due, BANK is hereby given full and irrevocable authority to sell, assign, transfer and effectively deliver the whole of the COLLATERAL, or any part thereof, or any substitutes therefor, or additions thereto at public or private sale at such time or times as it may elect with or without recourse to judicial proceedings and with or without demand, appraisement, notice or advertisement of any kind, all of which are hereby expressly waived. At any such sale BANK may itself become the purchaser of any and all of the COLLATERAL or other property so sold, free from any right of redemption on the part of any party hereto, which rights is expressly waived, and BANK may thereafter hold and own the same in its own right absolutely.

        Upon the transfer of the note or notes representing any of the indebtedness secured by this Agreement, BANK may transfer any and all COLLATERAL and thereafter shall be fully discharged from all liability and responsibility with respect to the property so transferred, and the transferee shall be vested with all the powers and rights of BANK with respect to the property transferred.

        The property described herein shall be held by BANK as general collateral to secure any and all indebtedness due or to become due by PLEDGOR and/or DEBTOR and it shall be conclusively presumed that any and all loans and advances hereafter made to PLEDGOR and/or DEBTOR by BANK shall have been made in accordance with and upon the COLLATERAL pledged in this Agreement, which shall remain in force and effect so long as PLEDGOR or DEBTOR is indebted unto BANK; and it is expressly understood that the possession by BANK of any property of PLEDGOR of any character whatsoever shall conclusively evidence the fact that such property has been delivered in accordance with this Agreement, whether or not the same may be specifically described as contemplated herein.

        PLEDGOR represents and warrants to BANK that

        1. The performance of the obligations under this Agreement and compliance with the provisions and conditions thereof will not violate any of the terms, conditions or provisions of or constitute default under any indenture, mortgage or deed of trust, lease or other contract or agreement to which PLEDGOR is now a party, or by which PLEDGOR may be bound, or violate any of the terms or provisions of PLEDGOR's respective charter or by-laws, or any applicable law, rule, regulation, order, judgment or decree, and furthermore, that PLEDGOR will comply with all applicable laws and all applicable rules, regulations and orders of any public or governmental agency, except those which are being contested in good faith by appropriate proceedings.

        2. There are no actions, suits or proceedings pending, or, to PLEDGOR's knowledge, threatened against or affecting PLEDGOR or DEBTOR in any court, or before or by any governmental department, agency or instrumentality, and adverse decision in which might materially affect PLEDGOR's ability to perform the obligations accruing by virtue of this Agreement, or any other agreement with BANK by which PLEDGOR and/or DEBTOR is bound.

        3. As to PLEDGOR's own financial statements delivered to BANK, such statements are correct and complete and fairly present the financial condition as of the dates specified therein, and there has been no materially adverse change in PLEDGOR's financial conditions since the date of the last financial statement furnished to BANK.

        4. All of PLEDGOR's own warranties and representations to BANK, and the execution of any disclosure or other regulatory forms, are correct and complete.

        5. PLEDGOR has been given a reasonable opportunity to obtain knowledge of the essential terms of this Agreement before executing same.

        PLEDGOR expressly relieves and releases BANK, as pledgee, or any and all liability or responsibility whatever which might arise because of BANK's failure to enforce by judicial process or otherwise any security in pledge in accordance with this Agreement or because of BANK's failure to give any notice or make any demand with regard thereto except when such notice, demand or enforcement is specifically requested or demanded of BANK in writing by PLEDGOR.

        No delay or omission on the part of BANK in exercising any right or privilege hereunder shall operate as a waiver thereof or as a waiver of any other right or privilege. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

        The execution and delivery of this Agreement shall in no manner impair or affect any other security given to BANK by PLEDGOR or DEBTOR, and any security taken hereafter by BANK as security for payment of any indebtedness of, or performance of any obligations by, PLEDGOR and/or DEBTOR shall in no manner impair or affect this Agreement, all such present and future additional security to be considered as cumulative security. Any of the COLLATERAL may be released from this Agreement without altering, varying or diminishing in any way the force, effect, lien, or privilege of this Agreement as to the COLLATERAL not expressly released, and this Agreement shall continue as a pledge, first lien, privilege and encumbrance on all the COLLATERAL not expressly released until all indebtedness and obligations secured hereby have been paid and performed in full and the said COLLATERAL is released by BANK. PLEDGOR shall not assign, transfer, or pledge any COLLATERAL not released from this Agreement; and any attempted assignment, transfer, or pledge of any interest in and to the COLLATERAL shall be null and void and of no effect and shall not deprive BANK of the right to sell or otherwise dispose of or utilize any or all of the COLLATERAL as above provided or necessitate the sale or disposition thereon in parcels.

        PLEDGOR waives presentment for payment, demand, protest, notice of protest, notice of non-payment, and all please of division and discussion; and PLEDGOR consents to any and all extensions to DEBTOR, and all amendments and additions to any of the indebtedness secured by this Agreement, all without notice.

        Any notice or demand to PLEDGOR hereunder or in connection herewith may be given and shall conclusively be deemed and considered to have been given and received upon the deposit thereof in the U.S. Mail, duly stamped and addressed to the PLEDGOR at the address shown herein, but actual notice, however given or received, shall always be effective.

        The terms PLEDGOR and DEBTOR used herein apply to the singular or plural as applicable. Further, if more than one person has signed this Agreement, this shall be construed to be the solidary obligation of each.

        The limit of the total indebtedness of PLEDGOR and/or DEBTOR secured by this Agreement shall be the total indebtedness of PLEDGOR and/or DEBTOR to BANK, provided, however, in no event shall the limit of the amount of indebtedness secured by this Agreement exceed the sum of Ten Million Dollars ($10,000,000.00).

        If any clause, sentence or paragraph of this Agreement shall for any reason be adjudged by any court of competent jurisdiction to be invalid, such judgment shall not affect or invalidate the remainder but shall be confined in its operation to the clause, sentence or paragraph found invalid.

        This Agreement may be referred to by its number set forth above, and, as so designated, may be amended from time to time, one or more times, by an addendum signed by any one of the parties hereto, and this Agreement, and all such addendums, shall be construed and interpreted in accordance with the laws of the State of Louisiana, and all representations, warranties and agreements therein contained shall inure to the benefit and be binding upon the parties hereto and their respective heirs, successors and assigns.

        DONE AND SIGNED this 13th day of August, 1996.

I/We acknowledge receipt of all collateral described herein.



                                                  PLEDGOR(S):

Date:
     --------------------
                                                /s/ V. LYNN GRAYBILL
-------------------------            -------------------------------------------
       SIGNATURE                            Brister's Thunder Karts, Inc.


ACCEPTED:

CITIZENS NATIONAL BANK